May 28, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION, a NEVADA CORPORATION ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2004
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number      Document Description
-------     -----------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            May 17, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            May 17, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            May 17, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            May 17, 2004 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          May 28, 2004



Name:          /s/ Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:            11-May-04
Determination Date:         12-May-04
Monthly Payment Date:       17-May-04
Collection Period Ending:   30-Apr-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  9,429,998.82
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      306,105.53
    Current Monthly Interest Shortfall/Excess                                                                           -88,176.13
    Recoup of Collection Expenses                                                                                       -18,784.50
    Amount of Withdrawal, if any, from Reserve Account                                                                  146,426.47
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             9,775,570.19

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,322,888.57
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,411,064.70
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -88,176.13

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,500,025.52
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     146,426.47
    Reserve Account Investment Earnings                                                                                   5,093.30
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts has been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,500,025.52
    Total Ending Reserve Balance                                                                                      7,358,692.35

IV. COLLECTIONS ON RECEIVABLES
a) Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                        1,411,064.70
    Scheduled Principal Payments Received                                                                             1,709,899.21
    Principal Prepayments Received                                                                                    6,309,034.91
    Total Interest and Principal Payments Received                                                                    9,429,998.82

b) Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     324,899.49
     minus Reasonable Expenses                                                                                           18,793.96
    Net Liquidation Proceeds                                                                                            306,105.53
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       306,105.53

c) Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             9,736,104.35

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                           191,298,170.73
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                79,707.57

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)   Pool Balance
  ------------
     Initial Pool Balance                                                                                         1,000,003,402.96
     Pool Balance as of Preceding Accounting Date                                                                   191,298,170.73
     Pool Balance as of the Current Accounting Date                                                                 182,407,694.01
     Age of Pool in Months                                                                                                      62

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                         189,385,189.02
     Aggregate Note Balance as of Current Accounting Date                                                           180,583,617.07

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
  -----------------------------------------------------------------------------
               Current Month           Number of Loans             Principal Balance            Percentage
              ---------------         ----------------             -----------------            ----------
          30-59 Days Delinquent               39                         763,666.21                0.419%
          60-89 Days Delinquent               14                         374,949.43                0.206%
          90-119 Days Delinquent              11                       1,121,387.75                0.615%
          120+ Days Delinquent                 0                               0.00                0.000%
          Defaults for Current Period         20                         871,542.60                0.478%
          Cumulative Defaults              1,173                      46,838,987.63                4.684%
          Cumulative Recoveries                                       19,966,454.67                1.997%

      Current Period Realized Losses
      ------------------------------
      Current Month Realized Losses                                                                                     871,542.60
      Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.087%
      Preceding Realized Losses                                                                                         348,888.76
      Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.035%
      Second Preceding Realized Losses                                                                                  571,834.52
      Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.057%
      Cumulative Realized Losses                                                                                     26,872,532.96
      Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.687%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.18240707
      Note Pool Factor                                                                                                 0.18058362

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                    0.00
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                    0.00

b)    Noteholders' Monthly Interest Distributable Amount
      ---------------------------------------------------
                Class A-1                                                                                                    0.00
                Class A-2                                                                                                    0.00
                Class A-3                                                                                                    0.00
                Class A-4                                                                                                    0.00
                Class A-5                                                                                              398,095.47
                Class A-6                                                                                              322,902.77
                Class B                                                                                                132,500.00
                Class C                                                                                                120,500.00
      Noteholders' Monthly Interest Distributable Amount
      --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                  Ending
                                                              Balance                   Amount                           Balance
                                                            ----------         ------------------------                 ---------
                Class A-1                                         0.00                    0.00                               0.00
                Class A-2                                         0.00                    0.00                               0.00
                Class A-3                                         0.00                    0.00                               0.00
                Class A-4                                         0.00                    0.00                               0.00
                Class A-5                                80,019,189.02            8,801,571.95                      71,217,617.07
                Class A-6                                64,366,000.00                    0.00                      64,366,000.00
                Class B                                  25,000,000.00                    0.00                      25,000,000.00
                Class C                                  20,000,000.00                    0.00                      20,000,000.00

c)    Recaptured Principal from Overcollateralization                                                                   88,904.77
      Excess Spread Received                                                                                          -235,331.24

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         8.87%
      Weighted Average Remaining Maturity (WAM)                                                                               113


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                         9,629,143.72
Plus:     Trustee Fee                                                                                                    1,041.67

TOTAL WIRE TO CHASE                                                                                                  9,630,185.39

Amount Due To Servicer (Excess Spread and Recoup of O/C less Reserve Deposit)                                                0.00

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:            11-May-04
Determination Date:         12-May-04
Monthly Payment Date:       17-May-04
Collection Period Ending:   30-Apr-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,782,500.11
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      261,161.90
    Current Monthly Interest Shortfall/Excess                                                                           -37,475.41
    Recoup of Collection Expenses                                                                                        -4,818.59
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,001,368.01

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        711,179.48
    Amount of Interest Payments Received During the Collection Period for Receivable                                    748,654.89
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -37,475.41

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                10,259,565.94
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   7,015.25
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts has been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,259,565.94
    Total Ending Reserve Balance                                                                                     10,266,581.19

IV. COLLECTIONS ON RECEIVABLES
a)  Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          748,654.89
    Scheduled Principal Payments Received                                                                               794,212.90
    Principal Prepayments Received                                                                                    2,239,632.32
    Total Interest and Principal Payments Received                                                                    3,782,500.11

b) Liquidation Proceeds
------------------------------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     326,658.06
    minus Reasonable Expenses                                                                                            65,496.16
    Net Liquidation Proceeds                                                                                            261,161.90
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       261,161.90

c) Purchase Amount - Loans Repurchased from Trust
------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             4,043,662.01

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                          107,460,132.30
       multiplied by Servicer Fee Rate                                                                                      0.50%
       divided by Months per Year                                                                                              12
     SERVICING FEE AMOUNT                                                                                               44,775.06

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                        1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)   Pool Balance
  --------------
     Initial Pool Balance                                                                                          550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                  107,460,132.30
     Pool Balance as of the Current Accounting Date                                                                104,082,262.33
     Age of Pool in Months                                                                                                     60

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        105,310,929.65
     Aggregate Note Balance as of Current Accounting Date                                                          102,000,617.08

b)  Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 --------------------------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                11                        274,368.07                 0.264%
          60-89 Days Delinquent                 5                         72,142.02                 0.069%
          90-119 Days Delinquent                5                        216,839.69                 0.208%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           7                        344,024.75                 0.331%
          Cumulative Defaults                 415                     20,645,745.73                 3.754%
          Cumulative Recoveries                                       10,251,673.15                 1.864%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                      344,024.75
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.063%
    Preceding Realized Losses                                                                                          594,589.64
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.108%
    Second Preceding Realized Losses                                                                                   689,435.55
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.125%
    Cumulative Realized Losses                                                                                      10,394,072.58
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.890%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.18924044
      Note Pool Factor                                                                                                 0.18545567

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               81,503.33
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                    0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                      0.00
              Class A-2                                                                                                      0.00
              Class A-3                                                                                                      0.00
              Class A-4                                                                                                      0.00
              Class A-5                                                                                                279,460.44
              Class B                                                                                                  190,575.00
              Class C                                                                                                  139,516.67
      Noteholders' Monthly Interest Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00              0.00
              Class A-2                                                             0.00                   0.00              0.00
              Class A-3                                                             0.00                   0.00              0.00
              Class A-4                                                             0.00                   0.00              0.00
              Class A-5                                                    50,310,929.65           3,310,312.57     47,000,617.08
              Class B                                                      33,000,000.00                   0.00     33,000,000.00
              Class C                                                      22,000,000.00                   0.00     22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                   67,557.40
      Excess Spread Received                                                                                           -67,557.40

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         8.28%
      Weighted Average Remaining Maturity (WAM)                                                                               133


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                         4,001,368.01
Plus:     Trustee Fee                                                                                                    1,041.67

TOTAL WIRE TO CHASE                                                                                                  4,002,409.68

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                     0.00

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:            11-May-04
Determination Date:         12-May-04
Monthly Payment Date:       17-May-04
Collection Period Ending:   30-Apr-04

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,322,476.92
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      228,713.51
    Current Monthly Interest Shortfall/Excess                                                                           -27,587.65
    Recoup of Collection Expenses                                                                                       -13,053.87
    Amount of Withdrawal, if any, from Reserve Account                                                                    3,736.24
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,514,285.15

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        694,531.26
    Amount of Interest Payments Received During the Collection Period for Receivables                                   722,118.91
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -27,587.65

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,591,793.87
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)       3,736.24
    Reserve Account Investment Earnings                                                                                   1,696.59
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts has been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,591,793.87
    Total Ending Reserve Balance                                                                                      2,589,754.22

IV. COLLECTIONS ON RECEIVABLES
a) Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          722,118.91
    Scheduled Principal Payments Received                                                                               739,387.08
    Principal Prepayments Received                                                                                    2,860,970.93
    Total Interest and Principal Payments Received                                                                    4,322,476.92

b) Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     238,566.11
    minus Reasonable Expenses                                                                                             9,852.60
    Net Liquidation Proceeds                                                                                            228,713.51
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       228,713.51

c) Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             4,551,190.43

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            98,911,621.08
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                41,213.18

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)   Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    98,911,621.08
     Pool Balance as of the Current Accounting Date                                                                  94,925,025.11
     Age of Pool in Months                                                                                                      58

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          97,922,504.87
     Aggregate Note Balance as of Current Accounting Date                                                            93,975,774.86

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
         --------------                 ---------------             -----------------            ----------
         30-59 Days Delinquent                 14                        167,412.07                 0.176%
         60-89 Days Delinquent                  5                        153,523.69                 0.162%
         90-119 Days Delinquent                 9                        203,255.19                 0.214%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            5                        386,237.96                 0.407%
         Cumulative Defaults                  447                     16,640,916.63                 4.443%
         Cumulative Recoveries                                         7,548,593.38                 2.015%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                      386,237.96
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.103%
     Preceding Realized Losses                                                                                          300,947.52
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.080%
     Second Preceding Realized Losses                                                                                   101,064.60
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.027%
     Cumulative Realized Losses                                                                                       9,092,323.25
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.428%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.25345037
       Note Pool Factor                                                                                                 0.25091588

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                    0.00
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)     Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                147,714.48
               Class A-6                                                                                                314,456.13
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Interest Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                        Beginning         Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------          -----------------------      ----------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                            26,221,504.87                3,946,730.01        22,274,774.86
               Class A-6                                            54,847,000.00                        0.00        54,847,000.00
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       39,865.96
   Excess Spread Received                                                                                               -43,602.20

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.90%
      Weighted Average Remaining Maturity (WAM)                                                                                123


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                          4,510,548.91
Plus:     Trustee Fee                                                                                                       708.33

TOTAL WIRE TO CHASE                                                                                                   4,511,257.24

Amount Due To Servicer (Excess Spread and Recoup of O/C)

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:            11-May-04
Determination Date:         12-May-04
Monthly Payment Date:       17-May-04
Collection Period Ending:   30-Apr-04

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                 10,132,653.04
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      315,498.68
    Current Monthly Interest Shortfall/Excess                                                                           -73,209.43
    Recoup of Collection Expenses                                                                                        -2,740.48
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                            10,372,201.81

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,524,269.61
    Amount of Interest Payments Received During the Collection Period for Receivable                                  1,597,479.04
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -73,209.43

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,971,004.00
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   3,036.44
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -3,036.44
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,971,004.00
    Total Ending Reserve Balance                                                                                      3,971,004.00

IV. COLLECTIONS ON RECEIVABLES
a)  Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                        1,597,713.26
    Scheduled Principal Payments Received                                                                             1,242,014.85
    Principal Prepayments Received                                                                                    7,292,924.93
    Total Interest and Principal Payments Received                                                                   10,132,653.04

b) Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     356,064.75
    minus  Reasonable Expenses                                                                                           40,566.07
    Net Liquidation Proceeds                                                                                            315,498.68
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       315,498.68

c) Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                            10,448,151.72

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           208,603,846.82
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                               130,377.40

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)   Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  208,603,846.82
     Pool Balance as of the Current Accounting Date                                                                199,559,272.31
     Age of Pool in Months                                                                                                     30

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        208,603,846.82
     Aggregate Note Balance as of Current Accounting Date                                                          199,559,272.31

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  35                     1,053,880.81                0.528%
         60-89 Days Delinquent                  15                       397,148.74                0.199%
         90-119 Days Delinquent                 11                       731,796.97                0.367%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            15                       509,634.73                0.255%
         Cumulative Defaults                   406                    15,983,264.82                3.019%
         Cumulative Recoveries                                         6,564,022.78                1.240%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     509,634.73
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.096%
     Preceding Realized Losses                                                                                         313,325.02
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
     Second Preceding Realized Losses                                                                                  302,454.87
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.057%
     Cumulative Realized Losses                                                                                      9,419,242.04
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.779%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.37685483
      Note Pool Factor                                                                                                 0.36766589

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                              130,377.40
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)    Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                443,567.09
               Class A-5                                                                                                373,205.42
               Class B                                                                                                  106,255.75
               Class C                                                                                                   52,993.50
               Class D                                                                                                   85,352.08

      Noteholders' Monthly Interest Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00               0.00
               Class A-2                                                                0.00               0.00               0.00
               Class A-3                                                                0.00               0.00               0.00
               Class A-4                                                       93,903,846.82       9,044,574.51      84,859,272.31
               Class A-5                                                       72,350,000.00               0.00      72,350,000.00
               Class B                                                         19,830,000.00               0.00      19,830,000.00
               Class C                                                          9,270,000.00               0.00       9,270,000.00
               Class D                                                         13,250,000.00               0.00      13,250,000.00


c)    Excess Spread Received                                                                                            135,876.06

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          9.23%
      Weighted Average Remaining Maturity (WAM)                                                                             145.46


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              10,236,325.75


TOTAL WIRE TO HSBC                                                                                                   10,236,325.75

Amount Due To Servicer                                                                                                  135,876.06